F/M INVESTMENTS LARGE CAP FOCUSED FUND

Investor Class (IAFMX)

Institutional Class (IAFLX)

A series of M3Sixty Funds Trust

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

Supplement dated July 28, 2021

To the Funds’ Prospectus and Statement of Additional Information dated October 28, 2020

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Approval of Plan of Reorganization

At a regular meeting held on July 27, 2021 (the “Meeting”), the Board of Trustees of M3Sixty Funds Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”), to reorganize the F/m Investments Large Cap Focused Fund (the “Fund”) into a substantially similar fund in F/m Funds Trust, an open-end management investment company (the “Reorganization”). The Reorganization is subject to the approval by shareholders of the Fund. A special meeting of the shareholders is expected to occur on or about October 18, 2021. Shareholders as of the close of business on August 17, 2021, are entitled to vote at the shareholder meeting. The Fund will send detailed information about the proposed Reorganization in proxy materials, which the Fund expects to mail in September 2021.

If approved by shareholders, the Reorganization is expected to occur in the fourth quarter of 2021, or such other date set by the Trust and F/m Funds Trust. In the Reorganization, shareholders will receive shares of the corresponding class of shares of the new fund in exchange for their shares of the Fund. The aggregate value of the shares of the new fund that a shareholder receives will equal the aggregate value of the shareholder’s shares of the Fund immediately before the Reorganization. The Trust expects that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss because of the Reorganization.

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